Exhibit 4

                          The Initial Series of Shares
                                       Of
                                    IDEX FUND
                        (A Massachusetts Business Trust)

                          SHARES OF BENEFICIAL INTEREST

THIS CERTIFIES that    is the owner of      ACCOUNT NO.    ALPHA CODE

                                           *See Reverse For Certain Definitions
                                                   CUSIP  451678  10  6

fully paid and non-assessable shares (without par value) of the initial series of IDEX Fund, a Massachusetts business trust (the "Trust"), which shares are established and designated under the Declaration of Trust dated April 25, 1986, and restated as of August 30, 1991, as amended from time to time (the "Trust Agreement"). The terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set down herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Series has been divided intoShares, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the Series subject to the liabilities belonging to the Series. Such Shares have the rights and preferences set forth in the Trust Agreement and the Trust will furnish the holder of this certificate upon written request and without charge a statement of such rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of the Trust not individually but as Trustees under the Trust Agreement, and represents shares of beneficial interest in the Series and does not bind any of the Trustees, shareholders, officers, employees or agents of the Trust personally but only the assets and property of the Series. Subject to the provisions of the Trust Agreement, the shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by its duly authorized attorney upon surrender of this certificate.

Witness the facsimile signature of the President and Treasurer of the Trust and the signature of its duly authorized agent.

                                   VOID IF NOT COUNTERSIGNED
                                   COUNTERSIGNED by Idex Investor Services, Inc. P.O. Box 9015, Clearwater, FL 34618-9015

                                   BY                TRANSFER AGENT

                                   -----------------------------------------
                                                     Authorized Signature
Dated

         /s/      Richard B. Franz                   /s/      G. John Hurley
                  Treasurer                                   President

--------------------------------------------------------------------------------

              PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED
                         THE INITIAL SERIES OF IDEX FUND
NUMBER IM                                              SHARES

ACCOUNT NO.      ALPHA CODE          DEALER NO.        CONFIRM NO.

TRADE DATE                           CONFIRM DATE      BATCH ID. NO.

         CHANGE NOTICE: IF THE ABOVE INFORMATION IS INCORRECT OR MISSING. PLEASE PRINT THE CORRECT INFORMATION BELOW, AND RETURN TO:
                                         IDEX INVESTOR SERVICES, INC.
                                         P.O. BOX 9015
                                         CLEARWATER, FL 34618-9015
                                         TAX IDENT. OR SOC. SEC. NO.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full, according to the applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFTS/TRANSFERS MIN ACT -        Custodian
TEN ENT - as tenants by the entireties                                                 ------------------------
JT TEN - as joint tenants with right of survivorship                                       (Cust)   (Minor)
             and not as tenants in common                                        under Uniform Gifts/Transfers to Minors
                                                                                 Act ______________________
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

____________________________

____________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ SHARES
OF THE SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________________

_______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED ISSUER WITH FULL POWER OF SUBSTITUTION IN THE PREMISES

DATED, _____________________

                                              __________________________________
                                                                   OWNER

                                              __________________________________
                                                   SIGNATURE OF CO-OWNER, IF ANY

 IMPORTANT (BEFORE SIGNING, READ AND COMPLY CAREFULLY WITH NOTICE PRINTED ABOVE)

SIGNATURE(S) GUARANTEED BY:

___________________________________________
NAME OF INSTITUTION

___________________________________________
AUTHORIZED SIGNATURE
(GUARANTEE STAMP MUST BE INCLUDED)


NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THIS SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WHO MEETS THE STANDARDS AND PROCEDURES OF THE TRANSFER AGENT.